UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 9, 2018
Date of Report (Date of earliest event reported)

KONA GRILL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34082	20-0216690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15059 N. Scottsdale Road, Suite 300 Scottsdale, Arizona 85254
(Address of principal executive offices) (Zip Code)

(480) 922-8100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On March 9, 2018, Kona Grill, Inc., a Delaware corporation (the “Company”), KeyBank National Association (“KeyBank”) and Zions First National Bank (“Zions”, and collectively with KeyBank, the “Lenders”) entered into Amendment No. 4 to the Second Amended and Restated Credit Agreement (the “Amendment”). The Amendment amends the Company’s Second Amended and Restated Credit Agreement with the Lenders dated as of October 12, 2016, (the “Credit Agreement”) to, among other things:

(i)

the available credit on the revolver was reduced from $30 million to $25 million as of the effective date of the Amendment and further reduced to $22.5 million at June 30, 2018 and $20 million at December 31, 2018.

(ii)	the maturity date was amended from October 12, 2019 to January 13, 2020 with no option to extend the maturity date;

(iii)	the applicable margins for base rate loans and the applicable margins for LIBOR rate loans were increased by 50 bps to 100 bps if the Company’s leverage ratio is above 5.50 to 1.00; and

(iv)	the maximum leverage ratio was increased and the minimum fixed charge coverage ratio was decreased for certain periods to provide increased flexibility as detailed in the Amendment.

The above description is a summary and is qualified in its entirety by the terms and conditions of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by this reference, the Second Amended and Restated Credit Agreement, previously filed with the Securities and Exchange Commission, and Amendment No. 1, Amendment No. 2 and Amendment No. 3 to the Second Amended and Restated Credit Agreement, previously filed with the Securities and Exchange Commission.

Additionally, on March 9, 2018, as part of the Amendment, the Lenders waived defaults of the leverage ratio and fixed charge coverage ratio for the fiscal quarter ended December 31, 2017.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant.

The disclosures in Item 1.01 regarding Amendment No. 4 to the Second Amended and Restated Credit Agreement are incorporated into this item by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment No. 4 to Second Amended and Restated Credit Agreement dated as of March 9, 2018, (filed herewith).
10.2	Amendment No. 1 to Amended and Restated Pledge and Security Agreement dated as of March 9, 2018, (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2018	KONA GRILL, INC.

	By:	/s/ Christi Hing
Christi Hing
Chief Financial Officer